SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):            22-Oct-01

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)


Delaware              333-61840            13-3320910
(State or Other       (Commission          (I.R.S. Employer
Jurisdiction          File Number)         Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                    10010
        (Address of Principal               (Zip Code)
        Executive Offices)

Registrant's telephone number, including ar(212) 325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

FNT Mortgage-Backed Pass-Through Certificates, Series 2001-1


STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal       Prin       Int     Prin Loss     End Bal    Dist Date
A-1     95,973,750.00  79,601.58 539,852.34       0.00 95,894,148.42  22-Oct-01
P           19,363.00      16.84 NA               0.00    19,346.16   22-Oct-01
X           87,382.00 NA            491.52        0.00    87,319.12   22-Oct-01
B-1      1,790,193.00   1,401.72 10,069.84        0.00 1,788,791.28   22-Oct-01
B-2        696,183.00     545.11  3,916.03        0.00   695,637.89   22-Oct-01
B-3        397,819.00     311.49  2,237.73        0.00   397,507.51   22-Oct-01
B-4        248,636.00     194.68  1,398.58        0.00   248,441.32   22-Oct-01
B-5        149,182.00     116.81    839.15        0.00   149,065.19   22-Oct-01
B-6        198,911.61     155.75  1,118.88        0.00   198,755.86   22-Oct-01
AR             100.00     100.00      0.56        0.00         0.00   22-Oct-01

          Beginning
         Current Prin Principal             Remaining    Interest
Class       Amount    Distributio Interest   Balance       Rate
A-1         1000.00000    0.82941   5.62500   999.17059   6.7500%
P           1000.00000    0.86967NA           999.13033     NA
X           1000.00000NA            5.62496   999.28040   6.7500%
B-1         1000.00000    0.78300   5.62500   999.21700   6.7500%
B-2         1000.00000    0.78300   5.62500   999.21700   6.7500%
B-3         1000.00000    0.78299   5.62500   999.21701   6.7500%
B-4         1000.00000    0.78299   5.62501   999.21701   6.7500%
B-5         1000.00000    0.78300   5.62501   999.21700   6.7500%
B-6         1000.00000    0.78301   5.62501   999.21699   6.7500%
AR           100.00000  100.00000   0.56000     0.00000   6.7500%

                                 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                 DLJ MORTGAGE ACCEPTANCE CORP.


                      Name:      Mary Fonti
                      Title:     Trust Officer
                                 Bank One

        Dated:          22-Oct-01